UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

30 East Main Street

Berryville, VA 22611

(Address of principal executive offices)

(Zip code)

Dennis Connor

30 East Main Street

Berryville, VA 22611

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

CAMCO INVESTORS FUND

December 31, 2009

Dear Fellow Shareholders,

No doubt 2009 will go into the record books as one of the most gut-wrenching, challenging and ultimately rewarding years in investment history.  For the year, the Fund returned a gain of 21.71%.  This compared to a gain for the S+P 500 of 26.46%, a gain of 18.82% for the Dow Jones Industrials and a gain of 31.73% for the Domini 400 Social Index. The Fund was aided by the broad based rebound in equities and especially by the performance of commodity driven stocks such as National Oilwell Varco, Cimarex Energy, Kinder Morgan Partners and Compass Minerals.  Performance was hampered by some of the cyclical stocks such as Sealed Air, Graco and Trinity Industries. Performance relative to benchmark indices was also impacted by the large cash position in the Fund, which reached 16.9% of assets by the end of the year.  The unusual cash position was due to a short-term cautiousness on our part after the dramatic and swift rebound in equity markets.

The year began on a decidedly negative note, as the huge selloff of equities in the last four months of 2008, spilled over into 2009.  As we were writing the 2008 shareholder letter at the end of February last year, we were looking at a decline of  -15.6% for the Fund as of February 27, 2009.   As you may well remember, pessimism was rampant and investors were in a decidedly panicked mode.  There was a massive flight from stocks as investors looked to cash as a safe haven.  The fear in the markets was gripping and dwarfed anything that most investors had ever experienced.   While the average investor was panicked, we saw opportunity.  Here is what we wrote to our shareholders at this time last year:

     “The big question is, “have we hit bottom?”  Of course, the only honest answer is we don’t know.  What we do know is that it is hard to see positives when everyone else is so negative.  It is not always fun to be a contrarian, but that is what we are.  We believe the panic of today is every bit the reverse of the “irrational exuberance” of the internet/tech stock boom of 2000.  We believe that a clear headed analysis of basic economic fundamentals and the intrinsic net worth of portfolio companies leads us to conclude that today’s market prices have been overdone on the downside.  Eventually the negative sentiment of today will give way to increasing optimism. Given the magnitude of this sell-off, it is realistic to think that next bull market could start with a swift move to the upside.   Unfortunately, if the average investor waits until that optimism is apparent, history tells us that much of the bull market gains will have already been made.”

We were confident that a market rally was a matter of when and not if.  We encouraged you to stay the course and to add Fund shares if possible.  Although we had no way of predicting the exact timing of a rally, we did say that a swift move was very possible.  Just days later, on March 9th, the Fund reached the low for the year, and then rallied 58.1% from that day to the end of 2009.  Sadly, many investors who had sold out in a panic in the weeks before missed one of the greatest market moves in recent history.   We need to learn the lessons from history that every major bear market over the past eighty years has been followed by a major bull market.  This past year demonstrated that this was the case again.  When you hear the words “this time it’s different”, as in the wild optimism of the internet craze of a decade ago, or regarding the rampant pessimism of last year, be very skeptical.

The bigger question now, is where do we go from here?  Are we looking at a double dip recession scenario, or is everything coming up unicorns and rainbows?  Well, let’s just say we are optimistic, but cautious given the current economic and investing climate.  As we survey the landscape, we believe that the big rebound in stocks has taken much of the value out of the market.  Stock selection will be much more important over the next couple of years than the “shooting fish in a barrel” scenario of a year ago.  We also believe the greatest risk on the horizon for investors is looming inflation.  Many are currently soothed by the low interest rate policies of the Federal Reserve, but we believe that the day of reckoning is coming.  The pressures of the massive growth in spending by the Federal Government, coupled with the easy money policies of the Federal Reserve are a coiled spring waiting to pop.  You can look throughout human history and see numerous examples of governments which tried to tax, spend and print money as a means to economic growth and failed.  If this were the solution, then Zimbabwe would be the richest nation on earth.  We believe that absent significant cutting of the Federal budget, a remote political possibility to say the least, inflation and higher interest rates will come.  This will have a significant impact upon the investment landscape.   Most importantly, it tells us that bonds should be underweighted.  As interest rates rise, bond prices will fall.  It is troubling that in 2009, investors who fled stocks moved to bonds.  According to 2009 Investment Company Institute data, there were $9.3 billion taken out of stock funds and $376 billion invested in to bond funds.   What is the average investor doing?  He is telling you the bull market for bonds is over!  We have just completed a thirty year bond bull market where the Fed Funds rate has gone from 20% in 1980 to the current 0 to .25%.  Why the rush to bonds?  The same reason for the rush to internet stocks ten years ago and the rush to real estate five years ago; the average investor is chasing performance.

With these significant risks, how can we still be cautiously optimistic?  First, we believe that recognizing these risks ahead of time allows us to plan accordingly.  In the Fund portfolio we have over weighted companies tied to commodities and under weighted companies which we believe will be hurt by rising interest rates.  Second, we see tremendous opportunities globally as the growth in middle class citizens in developing countries continues.  Finally, we still believe in the long term economic health of the United States and the ability of our free markets and our political institutions to self correct.  We have lived through and ultimately prospered through many difficult times.

As always, we will seek out the best investment ideas consistent with our values.  We appreciate each and every one of our shareholders and welcome the opportunity to speak with you.  We thank you for your confidence and trust in us.

With Kindest Regards,

Rick Weitz

Dennis Connor

Portfolio Manager

President

February  2010

CAMCO INVESTORS FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2009

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING DECEMBER 31, 2009

	1 Year	5 Year	Since Inception *
Camco Investors Fund	21.71%	(4.56)%	(1.14)%
S&P 500 Index	26.46%	0.41%	2.31%
Domini 400 Social Index	31.73%	0.72%	2.46%

20,000
15,000
10,000
5,000
-
Camco Investors Fund
S&P 500 Index
Domini 400 Social Index
8/2/2004 (Fund Inception)
$11,407
$11,314
$9,397
December-02
March-03
June-03
September-03
December-03
March-04
June-04
September-04
December-04
March-05
June-05
September-05
December-05
March-06
June-06
September-06
December-06
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09

* This chart assumes an initial investment of $10,000 made on December 4, 2002, following an investment adviser and investment objective change that was approved December 4, 2002.  The investment adviser began trading pursuant to the new investment objectives on August 11, 2004. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Domini 400 Social Index (“DS400”) is a market-cap-weighted stock index of 400 publicly traded American companies that have met certain standards of social and environmental excellence.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (866) 878-5677.

CAMCO INVESTORS FUND

           PORTFOLIO ANALYSIS

             DECEMBER 31, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Camco Investors Fund
	Schedule of Investments
	December 31, 2009

Shares		Value

COMMON STOCKS - 73.31%

Commercial Services & Supplies - 2.18%
6,000	Paychex Inc.	$ 183,840

Communications Equipment - 3.20%
3,100	L-3 Communications Holdings, Inc.	269,545

Construction Materials - 2.32%
7,500	Eagle Materials, Inc.	195,375

Consumer Finance - 0.27%
1,000	Broadridge Financial Solutions, Inc.	22,560

Containers & Packaging - 2.08%
8,000	Sealed Air Corp.	174,880

Electrical Equipment - 5.85%
5,442	Dominion Resources, Inc.	211,803
11,450	Tyco Electronics Ltd. (Switzerland)	281,097
		492,900
Electronic Equipment & Instruments - 1.04%
25	Flextronics International Ltd. (Singapore) *	183
2,450	Tyco International Ltd. (Switzerland)	87,416
		87,599
Food & Staples Retailing - 1.99%
6,000	Sysco Corp.	167,640

Health Care Equipment & Supllies - 10.84%
4,450	Covidien Ltd. (Ireland)	213,110
7,200	Medtronic, Inc.	316,656
3,500	Stryker Corp.	176,295
3,500	Zimmer Holding, Inc. *	206,885
		912,946
Insurance - 4.76%
6,000	American Financial Group, Inc.	149,700
14,500	Montpelier Re Holdings Ltd. (Bermuda)	251,140
		400,840
Machinery - 2.38%
7,000	Graco, Inc.	199,990

Metals & Mining - 8.27%
4,000	Alcoa, Inc.	64,480
5,200	Compass Minerals International, Inc.	349,388
1,400	Freeport Mcmoran Copper & Gold, Inc. *	112,406
7,000	Natural Resources Partners	169,680
		695,954
Oil, Gas Consumable Fuels - 13.97%
8,000	Chesapeake Energy Corp.	207,040
4,500	Cimarex Energy Co.	238,365
2,000	Exxon Mobil	136,380
4,325	Kinder Morgan Energy Partners, LP	263,738
7,500	National Oilwell Varco, Inc.	330,675
		1,176,198
Pharmaceuticals - 2.85%
13,000	Mylan, Inc. *	239,590

Road & Rail - 3.55%
4,000	CSX Corp.	193,960
6,000	Trinity Industries, Inc.	104,640
		298,600
Software - 2.63%
5,200	Automatic Data Processing, Inc.	222,664

Specialty Retail - 3.46%
12,450	Lowe's Companies, Inc.	291,206

Transportation Infrastructure - 1.67%
9,600	Tsakos Energy Navigation Ltd. (Greece)	140,736

TOTAL FOR COMMON STOCKS (Cost $5,937,615) - 73.31%		6,173,063

EXCHANGE TRADED FUNDS - 8.87%
2,800	I-Shares Barclay TIPS Bond	290,920
9,000	I-Shares Silver Trust *	148,851
3,300	Market Vectors Gold Miners ETF	152,493
6,000	Market Vectors Jr Gold Miners *	154,440
		746,704

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $764,185) - 1.01%		746,704

REAL ESTATE INVESTMENT TRUSTS - 1.01%
2,600	Saul Centers, Inc.	85,177

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $80,861) - 1.01%		85,177

SHORT TERM INVESTMENTS - 16.89%
1,421,847	US Bank Repurchase Agreement, 0.01%, dated 12/31/2009, due 1/1/2010
	repurchase price $1,421,847, collateralized by U.S. Treasury Bonds	1,421,847

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $1,421,847) - 16.89%		1,421,847

TOTAL INVESTMENTS (Cost $8,204,508) - 100.08%		8,426,791

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.08)%		(7,110)

NET ASSETS - 100.00%		$ 8,419,681

* Non-income producing securities during the period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.   These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the   asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 6,173,063	-	-	$ 6,173,063
	Exchange Traded Funds	746,704	-	-	746,704
	Real Estate Investment Trusts	85,177	-	-	85,177
	Short-Term Investments:
	Conservative Deposit Account	1,421,847	-	-	1,421,847

		$ 8,426,791	-	-	$ 8,426,791

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments in Securities, at Value (Cost $8,204,508)	$ 8,426,791
Receivables:
Dividends and Interest	7,257
Total Assets	8,434,048
Liabilities:
Due to Advisor	14,367
Total Liabilities	14,367
Net Assets	$ 8,419,681

Net Assets Consist of:
Paid In Capital	$ 10,595,221
Accumulated Realized Loss on Investments	(2,397,823)
Unrealized Appreciation in Value of Investments	222,283
Net Assets, for 940,008 Shares Outstanding	$ 8,419,681

Net Asset Value Per Share	$ 8.96

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Operations
For the year ended December 31, 2009

Investment Income:
Dividends	$ 146,014
Interest	62
Other Income	10,032
Total Investment Income	156,108

Expenses:
Advisory Fees (Note 3)	136,482
Total Expenses	136,482

Net Investment Income	19,626

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(1,177,506)
Capital Gain Distributions from Portfolio Companies	82
Net Change in Unrealized Appreciation on Investments	2,532,626
Realized and Unrealized Gain on Investments	1,355,202

Net Increase in Net Assets Resulting from Operations	$ 1,374,828

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2009	12/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 19,626	$ 33,644
Net Realized Loss on Investments	(1,177,506)	(1,116,205)
Capital Gain Distributions from Portfolio Companies	82	10,555
Unrealized Appreciation (Depreciation) on Investments	2,532,626	(2,573,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,374,828	(3,645,380)

Distributions to Shareholders:
Net Investment Income	(19,626)	(36,695)
Return of Capital	(12,870)	(3,519)
Realized Gains	-	(57,584)
Total Distributions Paid to Shareholders	(32,496)	(97,798)

Capital Share Transactions (Note 4)	550,210	5,557

Total Increase (Decrease) in Net Assets	1,892,542	(3,737,621)

Net Assets:
Beginning of Year	6,527,139	10,264,760

End of Year (Including Undistributed Net Investment Income of $-0-
and $-0-, respecitvely)	$ 8,419,681	$ 6,527,139

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Net Asset Value, at Beginning of Year	$ 7.39	$ 11.71	$ 13.02	$ 11.45	$ 11.69

Income From Investment Operations:
Net Investment Income *	0.02	(0.04)	0.04	0.01	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	1.58	(4.25)	(1.32)	1.61	(0.19)
Total from Investment Operations	1.60	(4.21)	(1.28)	1.62	(0.17)

Distributions:
Net Investment Income	(0.02)	(0.04)	(0.02)	(0.01)	(0.02)
Return of Capital	(0.01)	-	-	(0.04)	(0.05)
Realized Gains	-	(0.07)	(0.01)	-	-
Total from Distributions	(0.03)	(0.11)	(0.03)	(0.05)	(0.07)

Net Asset Value, at End of Year	$ 8.96	$ 7.39	$ 11.71	$ 13.02	$ 11.45

Total Return **	21.71%	(35.89)%	(9.82)%	14.22%	(1.46)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 8,420	$ 6,527	$ 10,265	$ 10,364	$ 7,459
Ratio of Expenses to Average Net Assets	1.98%	1.98%	2.25%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	0.28%	0.36%	0.28%	0.10%	0.02%
Portfolio Turnover	13.51%	21.42%	35.88%	16.27%	62.82%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 1. Organization

The CAMCO Investors Fund (the “Fund”) was organized as diversified series of CAMCO Investors Trust (the “Trust”) on October 12, 2006 and commenced operations on February 8, 2007.  The Fund was organized to acquire all the assets of CAMCO Investors Fund, a Pennsylvania corporation (the “Predecessor Fund”), in a tax-free reorganization, effective February 8, 2007 (the “Reorganization”).  The Predecessor Fund was organized on January 1, 1998.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 12, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The Fund’s investment objective is  capital appreciation. The investment adviser to the Fund is Cornerstone Asset Management, Inc. (the “Adviser”).

Note 2. Summary of Significant Accounting Policies

The Financial Accounting Standards Board has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair Value Disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Adviser is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. Management has evaluated subsequent events through February 26, 2010, the date the financial statements were issued.

Note 3. Investment Management Agreement and Transactions with Affiliates

Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, fees and expenses of acquired funds, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that the Adviser may provide will be at no additional expense to the Fund.  For the year ended December 31, 2009, the Adviser earned a fee of $136,482 from the Fund. At December 31, 2009 the Fund owed the Adviser $14,367.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and Trustees of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and Trustees of the Fund and of the Adviser receive no compensation for such transactions.

Note 4. Capital Share Transactions

Paid in capital at December 31, 2009 was $10,595,221 representing 940,008 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock.

Transactions in capital stock were as follows:

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount
Shares sold	214,787	$1,692,523	68,250	$710,411
Shares issued in reinvestment of dividends	3,514	31,735	13,452	95,513
Shares redeemed	(161,031)	(1,174,048)	(75,675)	(800,367)
Net increase	57,270	$550,210	6,027	$5,557

Note 5. Investment Transactions

For the year ending December 31, 2009, purchases and sales of investment securities other than short-term investments aggregated $787,505 and $961,666, respectively.

Note 6. Tax Matters

As of December 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund was as follows:

Undistributed ordinary income

$      -0-

Capital loss carryforward expiring 12/31/17+

$2,397,823

Post –October capital loss deferrals between realized 11/1/09 and 12/31/09*

$      -0-

Gross unrealized appreciation on investment securities

$1,005,405

Gross unrealized depreciation on investment securities

   (783,122)

Net unrealized depreciation on investment securities

$   222,283

Cost of investment securities, including ST investments

$8,204,508

*These deferrals are considered incurred in the subsequent year.

+The capital loss carry forward will be used to offset any capital gains realized by the Funds in the future years through the expiration date.  The Funds will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid during the year ended December 31, 2009, and year ended December 31, 2008, were as follows:

	2009	2008
Ordinary Income	$19,626	$36,695
Return of Capital	12,870	3,519
Capital Gain	-	57,584
	$32,496	$97,798

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of December 31, 2009, Pershing LLC held for the benefit of others, in aggregate, owned approximately 72.82% of the Fund’s shares and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

CAMCO Investors Fund

We have audited the accompanying statement of assets and liabilities of CAMCO Investors Fund, (the "Fund"), including the schedule of investments, as of December 31, 2009 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CAMCO Investors Fund as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
February 26, 2010

Camco Investors Fund
Expense Illustration
December 31, 2009 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur ongoing costs which consist solely of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2009	December 31, 2009	July 1, 2009 to December 31, 2009

Actual	$1,000.00	$1,204.07	$11.00
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.22	$10.06

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2009 (UNAUDITED)

Non-Interested Trustees

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls VA Age: 77	Trustee	One Year/ First Elected 12/04/02	Retired – USAF (1990 – present)	1	None
Charles J. Bailey 11620 Gambrill Rd Frederick, MD Age: 64	Trustee	One Year/ First Elected 12/04/02	Regional Mgr. Tollgate Inc. (1995 – present)	1	None
Malcolm R. Uffelman 1808 Horseback Trail Vienna, VA Age: 73	Trustee	One Year/ First Elected 12/04/02	Vice President, Contact, Inc. (a communications company) (2000 – present)	1	None

Interested Trustee and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee
Dennis M. Connor[1],[2] Age: 53	President and Trustee	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus[1] Age:69	Treasurer and Chief Compliance Officer	One Year/ First Elected 12/04/04	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz[1] Age: 51	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1992 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A

1 The address for Mr. Connor and each officer is c/o CAMCO Investors Fund, 30 E. Main Street, Berryville, VA 22611.

2 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Approval of Management Agreement

In connection with a regular meeting held on December 11, 2009, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of advisory agreement between Cornerstone Asset Management, Inc., (the “Adviser”) and the CAMCO Investors Trust on behalf of the CAMCO Investors Fund (the “Advisory Agreement”).

As to the investment performance of the Fund, the Trustees reviewed information regarding the Fund’s performance compared to the Fund’s benchmark, the Domini 400 Social Index, as well as the S&P 500.  A representative of the Adviser verbally presented information regarding the performance of other mutual funds with socially responsible investment strategies similar to that of the Fund (the “Peer Funds”), for comparative purposes.  Following discussion regarding the performance of the Fund, it was the consensus of the Board that the Fund’s performance was consistent with the economic climate, and the Board indicated that, overall, it was satisfied with the Fund’s performance.

As to the Adviser’s business and qualifications of personnel, the Trustees examined a copy of the Adviser’s most recent registration statement on Form ADV and reviewed the experience of the portfolio managers.  A representative of the Adviser discussed with the Trustees a recent unaudited balance sheet for the Adviser.  He then informed the Board that there had been no significant changes in the Adviser’s personnel, corporate structure, ownership or principal activities.  A representative of the Adviser also described the services to be provided to the Fund and noted that there would be no changes to those services.  A representative of the Adviser did note that he anticipated there might be a change in the organizational structure of the Adviser in the coming year and indicated that he would notify the Board in advance of any such change.

The Trustees also noted that the Adviser was currently undergoing an SEC audit and, while the audit was not complete, the SEC had noted no major deficiencies in the Fund’s operations.  A representative of the Adviser then indicated that the Adviser is the subject of a great deal of compliance oversight between the SEC, Financial Industry Regulatory Authority, and the Adviser’s affiliated broker-dealer.  He stated that this should be cause for assurance as to the Adviser’s compliance with applicable laws.  He explained that in order to deal with oversight, the Adviser kept things simple with respect to the management of its operations.  A representative of the Adviser reported that the Adviser had recently received a surprise compliance audit by the affiliated broker-dealer's chief compliance officer, noting that the broker-dealer had not noted any compliance exceptions in connection with the audit.  Based on the information presented to the Board and their discussions with the portfolio managers, the Trustees concluded that the Adviser continues to provide high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from their relationships with the Fund, A representative of the Adviser reviewed the expenses of the Peer Funds.  He noted that the Fund’s overall expense ratio was within the range of that charged to the Peer Funds.  He further noted that while the one of the Funds in the Peer Group’s expense ratio was lower than the Fund’s, he anticipated that the Fund’s expense ratio would approximate that of the Peer Group fund once the Fund reached similar asset levels and economies of scale were achieved.  The Trustees also reviewed information regarding the fees charged by the Adviser for advisory services provided to private accounts.  The Trustees noted that the advisory fees charged for such private accounts ranged from 1.00%-1.50%, compared to the Fund’s universal advisory fee of 1.98%.  A representative of the Adviser noted indicated that all of the separate accounts managed by the Adviser were non-discretionary in nature, and that the fees charged for the management of such accounts were comprised of an advisory fee, commission and trading costs.  A representative of the Adviser then indicated that while the advisory fee charged to the Fund was higher than that charged to separately managed accounts, the difference was attributable to the fact that the Adviser pays all expenses of the Fund and the separately managed accounts do not incur the expenses paid on behalf of the Fund such as transfer agent, fund accounting and legal fees.  Following discussion, the Board indicated satisfaction with the total expense ratio of the Fund.  After consideration, it was the consensus of the Board that the management fee was reasonable in light of the quality of the services the Fund receives from the Adviser and the level of fees paid by funds in the Peer Funds.

The Trustees next reviewed information regarding the direct and indirect expenses of the Fund incurred by the Adviser, and the income received by the Adviser in managing the Fund.  A representative of the Adviser noted that the indirect expenses allocated to the Fund were allocated on the basis of revenue to the Adviser.  A representative of the Adviser then indicated that the Adviser paid for all research on behalf of the Fund and did not utilize soft dollars.  He also indicated that the Fund did not pay any 12b-1 fees for the distribution of the Fund’s shares.  He further indicated that neither the Adviser nor the officers of the Fund receive additional compensation from the affiliated broker that executes trades on behalf of the Fund.  Following discussion, the Trustees concluded that the Adviser had only been marginally profitable with respect to the Fund and therefore the Adviser’s profits were not excessive. It was also the consensus of the Board that the Adviser’s profits were nonetheless adequate to ensure that the firm had adequate resources to continue to meet its obligations to pay Fund expenses and provide quality investment advisory services to the Fund.

As to economies of scale, the Trustees concluded that economies of scale will be realized as the Fund’s assets grow.  The Board acknowledged that while a consideration of economies of scale was not relevant at this time, they would continue evaluate opportunities for the Adviser to pass on such cost savings to the Fund’s shareholders.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders, and unanimously voted to renew the Advisory Agreement.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Malcom Uffelman

Investment Adviser

Cornerstone Asset Management, Inc.

30 East Main St.

Berryville, VA  22611

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Directors has determined that Mr. Malcolm Uffelman is a financial expert.  Mr. Uffelman is an independent Director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 12,000

FY 2008

$ 12,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2009

$ 0

$ 0

FY 2008

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2009

$ 1,800

$ 0

FY 2008

$ 1,600

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2009

$ 0

$ 0

FY 2008

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2009

$ 1,800

FY 2008

$ 1,600

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 5, 2010

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date March 5, 2010